UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2010

Date of Report (Date of earliest event reported)

HARTE-HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Harte-Hanks, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 11, 2010, at which stockholders considered and approved items (1) and (2) below by the votes indicated.

(1)	The election of three Class II directors to serve until the Company’s 2013 Annual Meeting of Stockholders:

Nominee	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
William F. Farley	46,341,613	10,424,695	1,945,076
Larry D. Franklin	55,468,245	1,298,063	1,945,076
William K. Gayden	46,338,210	10,428,098	1,945,076

(2)	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2010:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
58,367,431	307,744	36,209

For more information on the foregoing proposals, see the Company’s proxy statement dated April 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte-Hanks, Inc.

Dated: May 12, 2010

By:	/s/ Robert L. R. Munden
Senior Vice President,
General Counsel & Secretary